Fees Summary	Aug. 04, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 24,306,000.00
Previously Paid Amount	0.00
Total Fee Amount	3,721.25
Total Offset Amount	0.00
Net Fee	$ 3,721.25
Final Prospectus	false